UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 15, 2006

                Morgan Stanley Diversified Futures Fund III L.P.
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                   (Exact Name of Registrant as Specified in Its Charter)

         Delaware                       0-19116                 13-3577501
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

c/o Demeter Management Corporation,
330 Madison Avenue, 8th Floor, New York, NY                       10017
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (212) 905-2700

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02.  Termination of a Material Definitive Agreement.
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      Effective September 15, 2006, Demeter Management Corporation, the general partner of the Registrant (the "General Partner"), terminated the Management Agreement dated as of July 12, 1990, as amended by Amendment No. 1 to the Management Agreement, dated as of June 30, 1992 and as further amended by Amendment No. 2 to the Management Agreement, dated as of January 31, 2006, among the Registrant, the General Partner and VK Capital, Inc., the trading advisor of the Registrant and an affiliate of the General Partner, (the "Management Agreement"), pursuant to which VK Capital, Inc. traded the Registrant's assets in commodity interest contracts. Consequently, VK Capital, Inc. ceased all commodity interest trading on behalf of the Registrant.

      VK Capital, Inc. is a wholly-owned subsidiary of Morgan Stanley and part of Morgan Stanley Investment Management ("MSIM"). The General Partner, also a wholly-owned subsidiary of Morgan Stanley, made the determination to terminate the Management Agreement following MSIM's decision, which was made in full consultation with the General Partner, to close the business of VK Capital, Inc.

      Until the General Partner appoints a replacement trading advisor, the assets of the Registrant will be paid interest at the rate equal to the average yield on 13-week U.S. Treasury Bills. No management, brokerage, or incentive fees will be charged during this interim period, given the absence of commodity interest trading by the Registrant.

      There are no penalties that have been incurred by any of the parties as a result of the termination of the Management Agreement.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MORGAN STANLEY DIVERSIFIED FUTURES FUND III L.P.

Date: September 21, 2006      By:   Demeter Management Corporation
                                    as General Partner

                                    /s/ Walter Davis
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                                    Name:  Walter Davis
                                    Title: President